         --------------------------------------------------------------

                                 $1,525,000,000
                                  ContiMortgage

                          Home Equity Loan Trust 1997-4

                                 Home Equity ABS

         --------------------------------------------------------------

                             Computational Materials




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================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


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================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials
--------------------------------------------------------------------------------

                                                  Expected                        Final
         Class Size                                Ratings                      Scheduled                                     Spread
Class(2)     ($                                   (Moody's/      Average         Payment        Payment            Day          to
          millions)        Tranche Type            Fitch/       Life (3,4)        Date        Window (3,4)        Count       Bench
                                                    S&P)
====================================================================================================================================
  A-1       235        Fixed Sequential PAC      Aaa/AAA/AAA   0.50 years/MAT    03/15/08   10/97-8/98 / 11 mo.    30/360
  A-2       166        Fixed Sequential PAC      Aaa/AAA/AAA   1.15 years/MAT    02/15/12   08/98-02/99 / 7 mo.    30/360
  A-3       307        Fixed Sequential PAC      Aaa/AAA/AAA   2.04 years/MAT    07/15/12   02/99-06/00 / 17 mo.   30/360
  A-4       100        Fixed Sequential PAC      Aaa/AAA/AAA   3.04 years/MAT    07/15/12   06/00-03/01 / 10 mo.   30/360

  A-5       132        Fixed Sequential PAC      Aaa/AAA/AAA   4.05 years/MAT    12/15/12   03/01-07/02 / 17 mo.   30/360
  A-6        39        Fixed Sequential PAC      Aaa/AAA/AAA   5.09 years/MAT    10/15/13   07/02-03/03 / 9 mo.    30/360
  A-7      95.25       Fixed Sequential PAC      Aaa/AAA/AAA   6.95 years/MAT    09/15/16   03/03-12/07 / 58 mo.   30/360
  A-8      137.50        Floater Companion       Aaa/AAA/AAA   1.25 years/CALL   02/15/22   10/97-10/00 / 37 mo.   Actual/360
  A-9      267.50    Auction Rate Companion(5)   Aaa/AAA/AAA   7.37 years/MAT    10/15/28   10/00-07/12 / 142 mo.  Actual/360
  B-1F     45.75         Fixed Subordinate      Baa3/BBB/BBB-  5.14 years/MAT    10/15/28   10/00-12/06 / 75 mo.   30/360
 A-7IO      ---          Interest Only (6)      Aaa/AAA/AAAr                                                       30/360

------------------------------------------------------------------------------------------------------------------------------------
 Total    $1,525               --                   --               --             --      --Home Equity Loans--    --         --
------------------------------------------------------------------------------------------------------------------------------------

(1) The information presented is based on a representative cut-off pool as of the 9/1/97 statistical calculation date.

(2) All Classes are backed by the cashflows from the fixed and adjustable rate collateral on a combined basis.

(3)  See "Pricing Prepayment Speed" below.

(4) Fixed Rate tranches are priced to maturity; Class A-8 Certificates are priced to call. The spread to LIBOR of the Floating Rate Class A-8 Certificates doubles after the clean-up call date. The WAL of Class A-8 Certificates does not change when run to maturity.

(5) The pass-through rate on the Class A-9 Certificates will be determined pursuant to Auction Procedures. The Auction Rate Companion will be managed by Merrill Lynch and Lehman Brothers only.

(6)  Merrill Lynch sole managed.


Seller and Servicer:            ContiMortgage Corporation

Trustee:                        Manufacturers and Traders Trust Company

Managers:                       Merrill Lynch (lead manager), ContiFinancial
                                Services Corporation, Bear Stearns, Credit
                                Suisse First Boston, Greenwich Capital Markets,
                                Lehman Brothers, Morgan Stanley Dean Witter
                                (co-managers)

Fixed                           Rate Certificates: All the triple-A Fixed Rate
                                Certificates will be Planned Amortization Class
                                ("PAC") Certificates. The PAC classes will pay principal according to the amortization schedule specified below. The triple-B Fixed Rate
                                Certificates will not be a PAC class and will provide credit support to the triple-A Fixed and Floating Rate Certificates.


Floating Rate Certificates:     The two Floating Rate Certificates will be
                                triple-AAA rated and will be companions to the
                                PAC classes in terms of principal repayment

Pricing Prepayment Speed:       125% of the prepayment assumption ("PPC") will
                                be applied to the Fixed Rate Group for pricing
                                purposes. 100% PPC describes prepayments
                                starting at 4.0% CPR in month 1, increasing by
                                1.455% CPR per month to 20% CPR in month 12, and
                                remaining at 20% CPR thereafter. 30% CPR will be
                                applied to the Adjustable Rate Group for pricing
                                purposes.

Expected Pricing Date:          September 18, 1997.

Cut-Off Date                    Close of Business September 12, 1997

Expected Settlement:            September 25, 1997 through DTC, Euroclear or
                                CEDEL.

Beginning Accrual Period        Fixed Rate Certificates, Class A-7IO:
                                September 13, 1997

First Period # Days Interest    Fixed Rate Certificates, Class  A-7IO:  18 days

Distribution

Distribution Dates:             The 15th of each month, beginning October, 1997.


[LOGO] Merrill Lynch                    3
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Optional Call:                  10% Clean-up call (10% of original aggregate
                                loan balances).

Net Available Funds Cap:        The Floating Rate Certificates will be subject
                                to an available funds cap equal to the weighted average coupon rate of the aggregate Fixed and Adjustable Rate Home Equity Loans less the sum of: (a) an amount, expressed as a annual percentage rate across the aggregate pool balance, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate Insurer Fee and the Broker Dealer Fee (for the Class A-9 only), in each case due with respect to the related period, (b) a 0.50% credit enhancement carve out and (c) for the first 30 Payment Dates only the product of (i) 8.50% per annum and (ii) the Class A-7IO Notional Principal Amount divided by the aggregate pool balance.

Tax Status:                     REMIC

ERISA Eligibility:              The Class A certificates are ERISA eligible.

SMMEA Eligibility:              None of the offered certificates are
                                SMMEA eligible.


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================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Transaction Structure Overview

o Principal and interest from the Fixed Rate Loan Group and Adjustable Rate Loan Group will be combined to pay principal and interest on the Class A and Class B-1F Certificates.

o    MBIA will wrap the Class A Certificates only (Class A1- A-9, A7IO).


o The Class A-1 through Class A-7 Certificates will be Planned Amortization Class ("PAC") Certificates

     1. The PAC certificates will pay principal sequentially according to the amortization schedule below

     2.   The PAC prepayment bands are:

          FRMs - 100% PPC to 190% PPC

          ARMs - 24% CPR to 45.6% CPR


o The Class A-8 and Class A-9 Certificates will be sequential companion bonds.

o The Pass-Through Rate on the Class A-9 Certificates will be determined pursuant to monthly Auction Rate Procedures.




[LOGO] Merrill Lynch                    5
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
--------------------------------------------------------------------------------
                             Computational Materials

PAC Schedule
                                                          Principal Payment
       -----------------------------------------------------------------------------------------------------------------------------
Period  Class A-1         Class A-2          Class A-3         Class A-4          Class A-5         Class A-6          Class A-7
       -----------------------------------------------------------------------------------------------------------------------------
   0   235,000,000.00    166,000,000.00     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
   1   225,141,521.87    166,000,000.00     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
   2   207,411,725.10    166,000,000.00     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
   3   188,491,295.50    166,000,000.00     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
   4   168,392,051.29    166,000,000.00     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
   5   147,130,720.45    166,000,000.00     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
   6   120,210,051.55    166,000,000.00     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
   7    92,421,344.83    166,000,000.00     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
   8    63,541,328.69    166,000,000.00     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
   9    35,718,840.58    166,000,000.00     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  10     9,074,642.17    166,000,000.00     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  11             0.00    148,513,798.46     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  12             0.00    122,484,516.05     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  13             0.00     96,975,414.70     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  14             0.00     71,975,626.67     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  15             0.00     47,475,001.35     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  16             0.00     23,463,810.22     307,000,000.00    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  17             0.00              0.00     306,932,437.33    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  18             0.00              0.00     283,871,037.11    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  19             0.00              0.00     261,670,182.65    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  20             0.00              0.00     239,120,606.77    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  21             0.00              0.00     217,413,311.85    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  22             0.00              0.00     196,139,480.47    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00

  23             0.00              0.00     175,312,962.75    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  24             0.00              0.00     154,901,897.40    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  25             0.00              0.00     134,898,013.09    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  26             0.00              0.00     115,293,203.86    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  27             0.00              0.00      96,079,525.82    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  28             0.00              0.00      77,249,193.88    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  29             0.00              0.00      58,794,578.54    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  30             0.00              0.00      40,708,202.77    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  31             0.00              0.00      22,982,738.93    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  32             0.00              0.00       5,611,005.78    100,000,000.00     132,000,000.00     39,000,000.00      95,250,000.00
  33             0.00              0.00               0.00     88,585,965.52     132,000,000.00     39,000,000.00      95,250,000.00
  34             0.00              0.00               0.00     71,900,720.89     132,000,000.00     39,000,000.00      95,250,000.00
  35             0.00              0.00               0.00     55,551,704.95     132,000,000.00     39,000,000.00      95,250,000.00
  36             0.00              0.00               0.00     39,528,972.15     132,000,000.00     39,000,000.00      95,250,000.00
  37             0.00              0.00               0.00     39,528,972.15     132,000,000.00     39,000,000.00      95,250,000.00
  38             0.00              0.00               0.00     39,528,972.15     132,000,000.00     39,000,000.00      95,250,000.00
  39             0.00              0.00               0.00     28,232,735.99     132,000,000.00     39,000,000.00      95,250,000.00
  40             0.00              0.00               0.00     15,821,374.21     132,000,000.00     39,000,000.00      95,250,000.00
  41             0.00              0.00               0.00      3,930,708.27     132,000,000.00     39,000,000.00      95,250,000.00
  42             0.00              0.00               0.00              0.00     124,538,786.57     39,000,000.00      95,250,000.00
  43             0.00              0.00               0.00              0.00     113,624,589.88     39,000,000.00      95,250,000.00
  44             0.00              0.00               0.00              0.00     103,167,991.32     39,000,000.00      95,250,000.00
  45             0.00              0.00               0.00              0.00      93,149,718.15     39,000,000.00      95,250,000.00
  46             0.00              0.00               0.00              0.00      83,551,315.17     39,000,000.00      95,250,000.00
  47             0.00              0.00               0.00              0.00      74,355,109.71     39,000,000.00      95,250,000.00
  48             0.00              0.00               0.00              0.00      65,544,178.15     39,000,000.00      95,250,000.00
  49             0.00              0.00               0.00              0.00      57,102,313.89     39,000,000.00      95,250,000.00
  50             0.00              0.00               0.00              0.00      49,013,996.67     39,000,000.00      95,250,000.00
  51             0.00              0.00               0.00              0.00      41,264,363.27     39,000,000.00      95,250,000.00
  52             0.00              0.00               0.00              0.00      33,839,179.44     39,000,000.00      95,250,000.00
  53             0.00              0.00               0.00              0.00      26,724,813.03     39,000,000.00      95,250,000.00
  54             0.00              0.00               0.00              0.00      19,908,208.33     39,000,000.00      95,250,000.00
  55             0.00              0.00               0.00              0.00      13,376,861.45     39,000,000.00      95,250,000.00
  56             0.00              0.00               0.00              0.00       7,118,796.82     39,000,000.00      95,250,000.00
  57             0.00              0.00               0.00              0.00       1,122,544.68     39,000,000.00      95,250,000.00
  58             0.00              0.00               0.00              0.00               0.00     34,377,119.51      95,250,000.00
  59             0.00              0.00               0.00              0.00               0.00     28,871,999.45      95,250,000.00
  60             0.00              0.00               0.00              0.00               0.00     23,597,106.55      95,250,000.00


[LOGO] Merrill Lynch                    6
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                             CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
====================================================================================================================================
                                                       Computational Materials


PAC Schedule
                                                                  Principal Payment
           -------------------------------------------------------------------------------------------------------------------------
Period      Class A-1         Class A-2          Class A-3         Class A-4          Class A-5         Class A-6          Class A-7
           -------------------------------------------------------------------------------------------------------------------------
  61             0.00              0.00               0.00              0.00               0.00     18,542,787.88      95,250,000.00
  62             0.00              0.00               0.00              0.00               0.00     13,699,797.48      95,250,000.00
  63             0.00              0.00               0.00              0.00               0.00      9,059,279.07      95,250,000.00
  64             0.00              0.00               0.00              0.00               0.00      4,612,749.47      95,250,000.00
  65             0.00              0.00               0.00              0.00               0.00        352,082.79      95,250,000.00
  66             0.00              0.00               0.00              0.00               0.00              0.00      91,519,495.24
  67             0.00              0.00               0.00              0.00               0.00              0.00      87,607,530.63
  68             0.00              0.00               0.00              0.00               0.00              0.00      83,859,046.49
  69             0.00              0.00               0.00              0.00               0.00              0.00      80,267,200.75
  70             0.00              0.00               0.00              0.00               0.00              0.00      76,604,793.40
  71             0.00              0.00               0.00              0.00               0.00              0.00      72,996,525.82
  72             0.00              0.00               0.00              0.00               0.00              0.00      69,539,013.28
  73             0.00              0.00               0.00              0.00               0.00              0.00      66,225,951.21
  74             0.00              0.00               0.00              0.00               0.00              0.00      63,051,299.82
  75             0.00              0.00               0.00              0.00               0.00              0.00      60,009,272.86
  76             0.00              0.00               0.00              0.00               0.00              0.00      57,094,326.93
  77             0.00              0.00               0.00              0.00               0.00              0.00      54,301,151.22
  78             0.00              0.00               0.00              0.00               0.00              0.00      51,624,657.68
  79             0.00              0.00               0.00              0.00               0.00              0.00      49,059,971.61
  80             0.00              0.00               0.00              0.00               0.00              0.00      46,602,422.68
  81             0.00              0.00               0.00              0.00               0.00              0.00      44,247,536.30
  82             0.00              0.00               0.00              0.00               0.00              0.00      41,991,025.34
  83             0.00              0.00               0.00              0.00               0.00              0.00      39,828,782.26
  84             0.00              0.00               0.00              0.00               0.00              0.00      37,756,871.54
  85             0.00              0.00               0.00              0.00               0.00              0.00      35,771,522.41
  86             0.00              0.00               0.00              0.00               0.00              0.00      33,869,121.95
  87             0.00              0.00               0.00              0.00               0.00              0.00      32,046,208.42
  88             0.00              0.00               0.00              0.00               0.00              0.00      30,299,464.89
  89             0.00              0.00               0.00              0.00               0.00              0.00      28,625,713.18
  90             0.00              0.00               0.00              0.00               0.00              0.00      27,021,908.01
  91             0.00              0.00               0.00              0.00               0.00              0.00      25,485,131.41
  92             0.00              0.00               0.00              0.00               0.00              0.00      24,012,587.37
  93             0.00              0.00               0.00              0.00               0.00              0.00      22,601,596.74
  94             0.00              0.00               0.00              0.00               0.00              0.00      21,249,592.28
  95             0.00              0.00               0.00              0.00               0.00              0.00      19,954,114.01
  96             0.00              0.00               0.00              0.00               0.00              0.00      18,712,804.68
  97             0.00              0.00               0.00              0.00               0.00              0.00      17,523,405.45
  98             0.00              0.00               0.00              0.00               0.00              0.00      16,383,751.81
  99             0.00              0.00               0.00              0.00               0.00              0.00      15,291,769.57
  100            0.00              0.00               0.00              0.00               0.00              0.00      14,245,471.11
  101            0.00              0.00               0.00              0.00               0.00              0.00      13,242,951.73
  102            0.00              0.00               0.00              0.00               0.00              0.00      12,282,386.21
  103            0.00              0.00               0.00              0.00               0.00              0.00      11,362,025.45
  104            0.00              0.00               0.00              0.00               0.00              0.00      10,480,193.29
  105            0.00              0.00               0.00              0.00               0.00              0.00       9,635,283.46
  106            0.00              0.00               0.00              0.00               0.00              0.00       8,825,756.67
  107            0.00              0.00               0.00              0.00               0.00              0.00       8,050,137.78

  108            0.00              0.00               0.00              0.00               0.00              0.00       7,307,013.14
  109            0.00              0.00               0.00              0.00               0.00              0.00       6,595,028.01
  110            0.00              0.00               0.00              0.00               0.00              0.00       5,912,884.10
  111            0.00              0.00               0.00              0.00               0.00              0.00       5,912,884.10
  112            0.00              0.00               0.00              0.00               0.00              0.00       5,286,741.87
  113            0.00              0.00               0.00              0.00               0.00              0.00       4,686,861.59
  114            0.00              0.00               0.00              0.00               0.00              0.00       4,117,265.89
  115            0.00              0.00               0.00              0.00               0.00              0.00       3,571,434.54
  116            0.00              0.00               0.00              0.00               0.00              0.00       3,048,380.11
  117            0.00              0.00               0.00              0.00               0.00              0.00       2,547,156.19
  118            0.00              0.00               0.00              0.00               0.00              0.00       2,066,855.68
  119            0.00              0.00               0.00              0.00               0.00              0.00       1,606,609.16
  120            0.00              0.00               0.00              0.00               0.00              0.00       1,165,583.32
  121            0.00              0.00               0.00              0.00               0.00              0.00         742,979.44
  122            0.00              0.00               0.00              0.00               0.00              0.00         338,031.98


[LOGO] Merrill Lynch                    7

================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

  123            0.00              0.00               0.00              0.00               0.00              0.00               0.00






[LOGO] Merrill Lynch                    8
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Credit Enhancement for Fixed and Floating Rate Certificates

o    Class A1-A9 Credit Enhancement:

     1.   Excess cash;

     2. Overcollateralization building up to a requirement of 1.0% of the aggregate original loan balance;

     3. Subordination of Class B-1F certificates, totaling 3.0% of the aggregate original loan balance;

     4.   MBIA surety.

o    Class B-1F Credit Enhancement:

     1.   Excess cash

     2. Overcollateralization building up to a requirement of 1.0% of the aggregate original loan balance.

Excess Cash

Excess cash will equal the difference between the interest payments received on the aggregate home equity loans net of the Servicing Fee, Trustee Fee, Auction Agent Fee and Certificate Interest.


Overcollateralization

     1. Before the Stepdown Date, overcollateralization initially builds to 1.0% of the aggregate original loan balance of the Fixed and Adjustable Rate Loan Groups (subject to the MBIA performance triggers);

     2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 2.15% of the outstanding aggregate loan balance of the Fixed and Adjustable Rate Loan Groups;

     3. The overcollateralization step down will be subject to a floor of 0.50% of the aggregate original loan balance of the Fixed and Adjustable Rate Loan Groups (subject to MBIA trigger events).

     4. There will be no funding of the overcollateralization for the first 5 months of the transaction (until March 15, 1998).



[LOGO] Merrill Lynch                    9
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
--------------------------------------------------------------------------------
                             Computational Materials

Interest Cashflow Priority

o Interest Collections (net of Servicing and Trustee Fees) will be allocated in the following priority:

     1.   Current Interest and Carry-over Interest to the Class A Certificates

     2.   Current Interest to the Class B Certificates

     3.   To the overcollateralization to build up to its target amount

     4.   To Monthly Excess Cashflow Amounts


Principal Cashflow Priority

o Principal Collections (including accelerated cash to build overcollateralization) will be allocated in the following priority prior to the Stepdown Date(October 2000) if no trigger event is in effect:

     1. First sequentially to the Class A PAC bonds to their scheduled balance;

     2.   Remaining principal to Class A-8 floater companion until retired;

     3. Remaining principal to Class A-9 Auction Rate Floater companion until retired;

     4. Remaining principal sequentially to the Class A PAC bonds until retired;

     5.   Remaining principal to Class B1-F Certificate.

o Principal Collections (including accelerated cash to build overcollateralization) will be allocated in the following priority on and after the Stepdown Date(October 2000) if no trigger event is in effect:

     1. Determine the Triple A Principal Distribution Amount per the Subordination Test (as described below);

     2. First sequentially to the Class A PAC bonds to their scheduled balance to the extent that triple A principal is available;


     3. Remaining Triple A principal to the Class A-8 floater companion until retired;

     4. Remaining Triple A principal to the Class A-9 Auction Rate Floater companion until retired;

     5.   Sequentially to the Class A PAC bonds until retired.

     6. Non Triple A principal amounts to the Class B1-F Certificates on or after the Step Down Date until retired.

     7.   Monthly Excess Cashflow amounts.

o Collections of Principal (including accelerated cash) on and after the stepdown date (October 2000), and if no trigger event is in effect will be allocated in the following priority:

     Pay Class A bonds and Class B-1F pro-rata in accordance with enhancement targets, equal to 2.15 times the initial enhancement for each class:

                         Targeted % of Pool            Target Credit Enhancement
                         ------------------            -------------------------
    Class A                    91.40%                               8.60%
    Class B-1F                  6.45                                2.15
    Overcollateralization       2.15
                              ------
                              100%


[LOGO] Merrill Lynch                    10
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[LOGO] Merrill Lynch                    11
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Principal Cashflow Priority (Class BF-1 Subordinated Certificates):

o The Class B Certificates will not receive payments of principal until on and after the Stepdown Date, or if a trigger event is in effect.

Subordination Test (To determine Triple A Principal Distribution Amount):

o Before the Stepdown Date, the Class A Certificates receive 100% of the collateral principal revenues and the excess cash to build to an OC target of 1.00% (based on the aggregate original balance). After the Stepdown Date, the Class A Certificates receive collateral principal to maintain 8.60% credit enhancement.

Step Down Date:

o The earlier of: (i) the later of (a) the October 2000 Payment Date and (b) the first Payment Date on which the Senior Enhancement Percentage (i.e. the sum of the Subordinated Certificates and OC amount divided by the aggregate of the Fixed and Adjustable Rate Home Equity Loans) is at least 8.60%, and
     (ii) the Payment Date on which the aggregate Class A Balance has been reduced to zero.

Senior Enhancement Percentage:

o The percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount by (y) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period.

Application of Monthly Excess Cashflow Amounts:

o Monthly Excess Cashflow Amounts which equal the sum of Monthly Excess Interest Amounts and Overcollateralization Release Amounts will be allocated in the following priority:

     1.   Class A Interest Carry Forward Amount

     2.   Extra Principal Distribution Amount

     3.   Class B Interest Carry Forward Amount

     4.   Unpaid Class B Realized Loss Amortization Amounts

     5.   Servicer for any unreimbursed Delinquency Advances or Servicing
          Advances


     6.   Class C Certificates

     7.   Class R Certificates

Note: Interest will not accrue or be payable on any written down amounts with ---- respect to the Class B1-F Certificates.



[LOGO] Merrill Lynch                    12
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials



Delinquency Trigger:

o After the Stepdown Date, a Delinquency Trigger Event has occurred if on any Payment Date 50% of the 60+ Day Delinquencies (including Bankruptcies, Foreclosures and REO properties) equals or exceeds the Senior Specified Enhancement Percentage (8.60% = 2.15 X 4.0%).

o Upon the occurrence and continuance of a Delinquency Trigger Event, the Class A Certificates will receive 100% of all principal distribution amounts (excluding excess interest).

Cumulative Realized Loss Trigger Event:

o A Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Cumulative Realized Losses expressed as a percentage of the original aggregate loan balance of the Fixed and Adjustable Rate Loan Groups equals or exceeds the following amounts:

Date                                                              Percentages
October 1997-September 1999                                       1.05%
October 1999-September 2000                                       1.80%
October 2000-September 2001                                       2.40%
October 2001-September 2002                                       2.85%
October 2002 and thereafter                                       3.00%


o Upon the occurrence and during the continuance of a Cumulative Realized Loss Trigger Event, the overcollateralization amount shall increase to 2.50% of the aggregate original balance of the Fixed and Adjustable Rate

     Loan Groups




[LOGO] Merrill Lynch                    13
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


                             Collateral Description

o Collateral statistics are based on a representative pool as of close of business August 31, 1997 (the "statistical calculation date"). The actual statistics may vary.

                                                 ARM Portfolio                                   Fixed Rate Portfolio
                                                 -------------                                   --------------------
Total Outstanding Balance:           $375,719,436                                        $1,035,913,374

Number of Loans:                     4,023                                               17,279

Average Remaining Balance:           $93,392.85 (range: $11,000.00 - $449,846.40)        $59,952.16 (range: $4,511.00 - $450,000.00)

Interest Rate Index:                 o      18.69% 6-month LIBOR                         o      100.00% fixed rate loans
                                     o      68.19% 2/28 adjustment
                                     o      13.12% 3/27 adjustment

Amortization Method:                 99.94% fully amortizing / 0.06% balloons            47.64% fully amortizing / 52.36% balloons

WA Gross Coupon:                     10.362% (range: 6.250% - 15.900%)                   11.382% (range: 5.875% - 19.990%)

WA Gross Margin /
WA Life Cap:                         6.242% Margin / 16.640% Cap                         N/A

WA Periodic Interest Rate Caps:      1.067%                                              N/A

WA Months to Roll:                   20.41 months                                        N/A

Original Weighted Average Term:      359.51 months (range: 120-360 months)               217.78 months (range:  60-360 months)


Remaining Weighted Average Term:     358.42 months (range:  119 - 360 months)            216.28 months (range:  54 - 360 months)

Seasoning:                           1.09 months (range:  0 - 16)                        1.50 months (range:  0 - 61 months)

Lien Position:                       100% first                                          93.70% first / 6.30% second

Original LTV Ratio:                  77.46% (range: 10.58% - 100.00%)                    73.56% (range:  3.25% - 100.00%)

Original CLTV Ratio:                 N/A                                                 76.56% (range:  9.17% - 113.90%)

WA Debt to Income Ratio:             40.12% (range:  2.00% - 74.00%)                     38.13% (range:  1.00% -83.00%)

Credit Grade:                        55.49% A, 27.36% B, 14.49% C, 2.62% D, 0.04% M      56.67% A, 24.12% B, 15.30% C, 3.66% D,
                                                                                         0.25 M

Documentation:                       81.14% full doc, 9.62% no income verification,      89.50% full doc, 6.41% no income
                                     9.20% no doc, 0.04% mixed use                       verification, 3.84% no doc, 0.25% mixed use

Property Type:                       87.74% single family, 3.45% 2-4 family,             89.49% single family, 5.82% 2-4 family,
                                     5.06% PUD, 3.75% other                              1.05% PUD, 3.64% other

Owner Occupancy:                     95.37% owner occupied, 4.63% investor owned         96.12% owner occupied, 3.88% investor
                                                                                         owned

Loan Purpose:                        54.35% debt consolidation and home improvement,     81.00% debt consolidation and home
                                     32.59% purchase, 13.06% other                        improvement, 11.25% purchase, 7.75.% other

Geographic Distribution:             CA (17.20%), MI (12.19%), UT (5.88%), OH (5.77%),   MI (9.99%), OH (9.44%), NC (7.18%),
                                     WA (5.69%), CO (5.46%) with all remaining           IL (6.77%), FL (6.72%), PA (6.30%),
                                     states with all remaining states                    NY (5.75%), IN (5.07%)


[LOGO] Merrill Lynch                    14
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                                 ARM Portfolio                                   Fixed Rate Portfolio
                                                 -------------                                   --------------------


                                           under 5.0%                                    with all remaining states under 5.0%







[LOGO] Merrill Lynch                    15
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Fixed Rate Collateral

Range of                                           Outstanding             Pct.
Outstanding                                         Principal               of
Principal Balance                    Count           Balance              Total
----------------------------      --------        -------------          -------
           0.01 -  25,000.00         2,508           47,879,659             4.62
      25,000.01 -  50,000.00         6,102          230,736,131            22.27
      50,000.01 -  75,000.00         4,490          274,484,651            26.50
      75,000.01 - 100,000.00         2,026          175,277,137            16.92
     100,000.01 - 125,000.00         1,052          117,055,480            11.30
     125,000.01 - 150,000.00           502           68,199,769             6.58
     150,000.01 - 175,000.00           239           38,702,123             3.74
     175,000.01 - 200,000.00           142           26,736,676             2.58
     200,000.01 - 225,000.00            72           15,202,838             1.47
     225,000.01 - 250,000.00            46           10,932,460             1.06
     250,000.01 - 275,000.00            32            8,312,643             0.80
     275,000.01 - 300,000.00            23            6,634,832             0.64
     300,000.01 - 325,000.00            15            4,672,701             0.45
     325,000.01 - 350,000.00            14            4,740,790             0.46
     350,000.01 - 400,000.00            11            4,155,294             0.40
     400,000.01 - 450,000.00             5            2,190,187             0.21
----------------------------      --------        -------------          -------
                      Total:        17,279        1,035,913,374              100
----------------------------      --------        -------------          -------
             Min:    4511.19
             Max: 450,000.00
         Average: 59,952.16:
----------------------------      --------        -------------          -------



[LOGO] Merrill Lynch                    16
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Fixed Rate Collateral

                                               Outstanding         Pct.
                                                Principal           of
Range of Coupons                Count            Balance          Total
------------------             ------        -------------        -----
 5.01 -    6.00                     1               86,162         0.01
 6.01 -    7.00                     1              277,532         0.03
 7.01 -    8.00                    37            2,824,927         0.27
 8.01 -    9.00                   588           48,280,967         4.66
 9.01 -   10.00                 2,316          171,316,191        16.54
10.01 -  11.00                  4,035          273,205,488        26.37
11.01 -  12.00                  3,983          243,452,989        23.50
12.01 -  13.00                  3,114          163,546,431        15.79
13.01 -  14.00                  1,660           74,631,497         7.20
14.01 -  15.00                    916           35,636,155         3.44
15.01 -  16.00                    337           13,372,085         1.29
16.01 -  17.00                    185            5,694,999         0.55
17.01 -  18.00                     89            2,939,927         0.28
18.01 -  19.00                     15              561,458         0.05
19.01 -  20.00                      2               86,565         0.01
------------------             ------        -------------        -----
Total:                         17,279        1,035,913,374          100
------------------             ------        -------------        -----
Min:  5.88
Max: 19.99
WAC: 11.38
------------------             ------        -------------          ---



Range of                                        Outstanding         Pct.
Remaining                                         Principal           of
Terms to Maturity                Count              Balance        Total
------------------             ------        -------------          ---
  0 - 120                          884           25,635,295         2.47
121 - 180                       11,384          683,811,604        66.01
181 - 240                        2,613          146,954,931        14.19
241 - 300                           65            4,030,859         0.39

301 - 360                        2,333          175,480,684        16.94
------------------             ------        -------------          ---
Total:                          17,279        1,035,913,374          100
------------------             ------        -------------          ---
Min:   54
Max:   360
Weighted Average:  216.28
------------------             ------        -------------          ---


[LOGO] Merrill Lynch                    17
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Fixed Rate Collateral

Range of                                              Outstanding         Pct.
Original                                               Principal           of
Terms to Maturity                      Count             Balance         Total
-------------------------             ------        -------------        -----
  0 -  120                               884           25,635,295         2.47
121 -  180                            11,384          683,811,604        66.01
181 -  240                             2,613          146,954,931        14.19
 24 -  300                                64            3,863,914         0.37
301 -  360                              2334          175,647,630        16.96
-------------------------             ------        -------------        -----
Total:                                17,279        1,035,913,374          100
-------------------------             ------        -------------        -----
Min:  60
Max:   360
Weighted Average:  217.78
-------------------------             ------        -------------        -----



                                                      Outstanding         Pct.
Range of                                                Principal           of
Seasoning                              Count              Balance        Total
-------------------------             ------        -------------        -----
0 - 1                                  9,226          561,959,509        54.25
2 - 12                                 8,047          473,384,716        45.70
13>=                                       6              569,149         0.05
-------------------------             ------        -------------        -----

Total:                                17,279        1,035,913,374          100
-------------------------             ------        -------------        -----
Min:  0
Max:   61
Weighted Average:  1.50
-------------------------             ------        -------------        -----


[LOGO] Merrill Lynch                    18
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Fixed Rate Collateral

                                                      Outstanding      Pct.
     Range of                                          Principal        of
     Original LTV                         Count        Balance        Total
     ----------------------------         ------    -------------     -----
     0.01 -     5.00                           3           34,167      0.00
     5.01 -    10.00                          72        1,360,826      0.13
     10.01 -   15.00                         408        8,706,658      0.84
     15.01 -   20.00                         507       12,831,796      1.24
     20.01 -   25.00                         459       13,737,087      1.33
     25.01 -   30.00                         374       12,163,326      1.17
     30.01 -   35.00                         359       12,431,577      1.20
     35.01 -   40.00                         326       11,731,297      1.13
     40.01 -   45.00                         364       14,305,774      1.38
     45.01 -   50.00                         597       22,784,747      2.20
     50.01 -   55.00                         427       18,131,638      1.75
     55.01 -   60.00                         705       32,613,591      3.15
     60.01 -   65.00                         971       51,212,053      4.94
     65.01 -   70.00                       1,494       84,091,381      8.12
     70.01 -   75.00                       1,967      120,793,803     11.66
     75.01 -   80.00                       4,004      271,836,904     26.24
     80.01 >=                              4,242      347,146,749     33.51
     ----------------------------         ------    -------------     -----
     Total:                               17,279    1,035,913,374       100
     ----------------------------         ------    -------------     -----
     Min:  3.25
     Max:   100.00
     Weighted Average:   73.56
     ----------------------------         ------    -------------     -----




[LOGO] Merrill Lynch                    19
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Fixed Rate Collateral

                                                 Outstanding         Pct.
                                                  Principal           of
Original CLTV                        Count         Balance          Total
----------------------------        ------     -------------        -----
 5.01 -   10.00                          3            40,460         0.00
10.01 -   15.00                         25           479,737         0.05
15.01 -   20.00                         58         1,212,376         0.12
20.01 -   25.00                         81         1,969,343         0.19
25.01 -   30.00                        121         3,488,218         0.34
30.01 -   35.00                        186         5,542,873         0.54
35.01 -   40.00                        226         7,391,090         0.71
40.01 -   45.00                        304        10,702,258         1.03
45.01 -   50.00                        585        21,630,565         2.09
50.01 -   55.00                        432        17,756,637         1.71
55.01 -   60.00                        749        33,600,897         3.24
60.01 -   65.00                      1,039        53,328,642         5.15
65.01 -   70.00                      1,643        88,947,692         8.59
70.01 -   75.00                      2,239       129,387,001        12.49
75.01 -   80.00                      4,581       289,602,152        27.96
80.01 >=                             5,007       370,833,434        35.80
----------------------------        ------     -------------        -----
Total:                              17,279     1,035,913,374          100
----------------------------        ------     -------------        -----
Min: 9.17
Max: 113.90
Weighted Average:  76.56
----------------------------        ------     -------------        -----


[LOGO] Merrill Lynch                    20
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Fixed Rate Collateral

                                                     Outstanding         Pct.
                                                      Principal           of
Junior Lien Ratio                     Count            Balance          Total
----------------------------         ------        -------------       ------
 0.00 -    4.99                      15,220          970,660,002        93.70
 5.00 -    9.99                          15              211,742         0.02
10.00 -   14.99                         121            2,344,981         0.23
15.00 -   19.99                         315            7,091,752         0.68
20.00 -   24.99                         351            8,797,598         0.85
25.00 -   29.99                         304            9,460,206         0.91
30.00 -   34.99                         242            7,521,870         0.73
35.00 -   39.99                         186            6,460,175         0.62
40.00 -   44.99                         138            4,948,711         0.48
45.00 -   49.99                          91            3,867,787         0.37
50.00 -   54.99                          70            3,255,247         0.31
55.00 -   59.99                          50            2,239,992         0.22
60.00 -   64.99                          42            1,892,485         0.18
65.00 -   69.99                          38            1,779,148         0.17
70.00 -   74.99                          24            1,408,364         0.14
75.00 -   79.99                          22            1,126,480         0.11
80.00 -   84.99                          20              957,570         0.09
85.00 -   89.99                          17              958,437         0.09
90.00 -   94.99                          12              877,189         0.08
95.00 -   99.99                           1               53,638         0.01
----------------------------         ------        -------------       ------
Total:                               17,279        1,035,913,374          100
----------------------------         ------        -------------       ------
Min:   0.00
Max:  95.63
Weighted Average:  37.87*
----------------------------         ------        -------------       ------

* For Second Liens Only


[LOGO] Merrill Lynch                    21
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Fixed Rate Collateral

Range of                                          Outstanding         Pct.
Debt to Income                                     Principal           of
Ratio                               Count            Balance          Total
----------------------------       ------        -------------        -----
 0.01 -    5.00                        19              745,985         0.07
 5.01 -   10.00                       115            5,171,289         0.50
10.01 -   15.00                       415           15,802,042         1.53
15.01 -   20.00                       900           38,101,906         3.68
20.01 -   25.00                     1,507           73,971,818         7.14
25.01 -   30.00                     1,961          105,239,503        10.16
30.01 -   35.00                     2,389          133,965,705        12.93
35.01 -   40.00                     2,702          163,429,645        15.78
40.01 -   45.00                     3,054          205,207,305        19.81
45.01 -   50.00                     3,649          251,858,255        24.31
50.01 -   55.00                       541           40,195,366         3.88
55.01 -   60.00                        24            1,953,069         0.19
60.01 -   65.00                         1               84,674         0.01
75.01 -   80.00                         1               55,112         0.01
80.01-    85.00                         1              131,700         0.01
----------------------------       ------        -------------        -----
Total:                             17,279        1,035,913,374          100
----------------------------       ------        -------------        -----
Min:   1.00
Max:   83.00
Weighted Average:  38.13
----------------------------       ------        -------------        -----


                                                   Outstanding         Pct.
                                                     Principal           of
Days Delinquent                     Count              Balance        Total
----------------------------       ------        -------------        -----
 0-29                              17,080        1,025,146,171        98.96
30-59                                 159            8,494,321         0.82
60-89                                  40            2,272,883         0.22
----------------------------       ------        -------------        -----
Total:                             17,279        1,035,913,374          100
----------------------------       ------        -------------        -----


[LOGO] Merrill Lynch                    22
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Fixed Rate Collateral

                                                      Outstanding        Pct.
                                                       Principal          of
Product Type                           Count            Balance          Total
----------------------------          ------        -------------        -----
Balloon - 20/15                           13              609,825         0.06
Balloon -30/5                              3              111,439         0.01
Balloon - 30/15                        7,912          541,668,348        52.29
Fixed                                  9,351          493,523,762        47.64
----------------------------          ------        -------------        -----
Total:                                17,279        1,035,913,374          100
----------------------------          ------        -------------        -----



                                                      Outstanding         Pct.
                                                        Principal           of
Lien Position                          Count              Balance        Total
----------------------------          ------        -------------        -----
1st Lien                              15,220          970,660,002        93.70
2nd Lien                               2,059           65,253,372         6.30
----------------------------          ------        -------------        -----
Total:                                17,279        1,035,913,374          100
----------------------------          ------        -------------        -----



                                                      Outstanding         Pct.
                                                        Principal           of
Balloon                                Count              Balance        Total
----------------------------          ------        -------------        -----
Balloon                                7,928          542,389,612        52.36
Non-Balloon                            9,351          493,523,762        47.64
----------------------------          ------        -------------        -----
Total:                                17,279        1,035,913,374          100
----------------------------          ------        -------------        -----


[LOGO] Merrill Lynch                    23
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Fixed Rate Collateral

                                                        Outstanding         Pct.
Property                                                  Principal           of
Type                                    Count               Balance        Total
----------------------------           ------         -------------        -----
2 Family Residence                        684            42,089,795         4.06
3-4 Family Residence                      211            18,208,441         1.76
High Rise Condo                            10               411,726         0.04
Low Rise Condo                            108             5,737,910         0.55
Manufactured                              527            26,541,636         2.56
Mixed Use-Comrcl                           14             1,537,127         0.15
Mixed Use-Consum                           31             3,353,321         0.32
Pud                                       135            10,910,115         1.05
SFR Attached                              627            31,121,513         3.00
SFR  Detached                          14,932           896,001,791        86.49
----------------------------           ------         -------------        -----
Total:                                 17,279         1,035,913,374          100
----------------------------           ------         -------------        -----



                                                        Outstanding         Pct.
                                                          Principal           of
Loan Purpose                            Count               Balance        Total
----------------------------           ------         -------------        -----
Debt Consol                            13,282           786,083,955        75.88
Purchase                                1,603           116,586,101        11.25
DC & HI Combo                             453            24,525,513         2.37
Other                                   1,360            80,286,653         7.75
Home Improve.                             581            28,431,152         2.74
----------------------------           ------         -------------        -----
Total:                                 17,279         1,035,913,374          100
----------------------------           ------         -------------        -----



                                                        Outstanding         Pct.
Occupancy                                                 Principal           of
Status                                   Count              Balance        Total
----------------------------           ------         -------------        -----
Investor Owned                             902           40,159,605         3.88
Owner Occupied                          16,377          995,753,769        96.12
----------------------------           ------         -------------        -----
Total:                                  17,279        1,035,913,374          100

----------------------------           ------         -------------        -----



[LOGO] Merrill Lynch                    24
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Fixed Rate Collateral

                                                          Outstanding       Pct.
                                                          Principal           of
             States                         Count         Balance          Total
             --------------------           -----         -----------      -----
             Michigan                       2,091         103,503,187       9.99
             Ohio                           1,704          97,750,804       9.44
             North Carolina                 1,309          74,426,381       7.18
             Illinois                       1,188          70,099,176       6.77
             Florida                        1,219          69,566,853       6.72
             Pennsylvania                   1,121          65,220,462       6.30
             New York                         763          59,582,515       5.75
             Indiana                        1,097          52,557,999       5.07
             New Jersey                       604          50,049,094       4.83
             Georgia                          566          36,779,837       3.55
             Maryland                         494          34,672,008       3.35
             California                       257          26,022,022       2.51
             South Carolina                   468          24,221,806       2.34
             Massachusetts                    298          23,576,584       2.28
             Missouri                         441          19,751,567       1.91
             Virginia                         320          19,619,675       1.89
             Kentucky                         322          17,868,370       1.72
             Tennessee                        272          15,358,085       1.48
             Colorado                         194          15,190,957       1.47
             Texas                            204          13,101,038       1.26
             Minnesota                        209          12,646,218       1.22
             Wisconsin                        229          12,173,499       1.18
             Utah                             176          11,591,070       1.12
             Connecticut                      133          11,264,665       1.09
             New Mexico                       159          10,922,321       1.05
             Arizona                          155          10,765,993       1.04
             Louisiana                        166           9,559,508       0.92
             Washington                       102           8,350,526       0.81
             Oregon                            85           6,716,132       0.65
             Mississippi                      125           5,825,373       0.56

             Rhode Island                      84           5,701,508       0.55
             Iowa                             120           5,685,865       0.55
             District of Columbia              63           5,344,891       0.52
             Kansas                            89           4,071,998       0.39
             Delaware                          54           3,487,507       0.34



[LOGO] Merrill Lynch                    25
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

             New Hampshire                     41           3,483,921       0.34







[LOGO] Merrill Lynch                    26
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Fixed Rate Collateral



                                                           Outstanding      Pct.
                                                           Principal          of
             States                         Count          Balance         Total
             --------------------           -----         -----------      -----
             Oklahoma                          69           3,254,015       0.31
             Nevada                            40           3,113,708       0.30
             Nebraska                          66           2,890,175       0.28

             Arkansas                          49           2,290,760       0.22
             Idaho                             32           1,754,967       0.17
             Hawaii                            12           1,668,220       0.16
             West Virginia                     33           1,366,899       0.13
             Maine                             26           1,263,901       0.12
             Montana                           18           1,152,512       0.11
             Wyoming                            7             366,308       0.04
             South Dakota                       4             262,896       0.03
             North Dakota                       1              19,600       0.00
             --------------------          ------       -------------      -----
             Total:                        17,279       1,035,913,374        100
             --------------------          ------       -------------      -----


[LOGO] Merrill Lynch                    27
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Fixed Rate Collateral

                                                        Outstanding         Pct.
                                                          Principal           of
Documentation Level                      Count              Balance        Total
----------------------------            ------        -------------        -----
Full Doc -Asset and Income              15,658          927,111,426        89.50
No Income Verifier                         956           66,445,655         6.41
No Documentation                           643           39,775,055         3.84
Other                                       22            2,581,238         0.25
----------------------------            ------        -------------        -----
Total:                                  17,279        1,035,913,374          100
----------------------------            ------        -------------        -----



                                                        Outstanding         Pct.
                                                          Principal           of
Credit Rating                            Count              Balance        Total
----------------------------            ------        -------------        -----
A                                        8,783          587,060,452        56.67
B                                        4,308          249,853,726        24.12
C                                        3,180          158,503,754        15.30
D                                          986           37,914,203         3.66
M                                           22            2,581,238         0.25

----------------------------            ------        -------------        -----
Total:                                  17,279        1,035,913,374          100
----------------------------            ------        -------------        -----


[LOGO] Merrill Lynch                    28
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Adjustable Rate Collateral

Range of                                            Outstanding       Pct.
Outstanding                                          Principal         of
Principal Balance                      Count          Balance         Total
----------------------------           -----        -----------       -----
     0.01 -     25,000.00                 89          1,882,534        0.50
25,000.01 -     50,000.00                756         29,771,363        7.92
50,000.01 -     75,000.00              1,038         64,977,609       17.29
75,000.01 -    100,000.00                802         70,092,420       18.66
100,000.01 -   125,000.00                540         60,439,051       16.09
125,000.01 -   150,000.00                271         37,095,614        9.87
150,000.01 -   175,000.00                176         28,462,242        7.58
175,000.01 -   200,000.00                130         24,295,390        6.47
200,000.01 -   225,000.00                 68         14,451,145        3.85
225,000.01 -   250,000.00                 34          8,114,722        2.16
250,000.01 -   275,000.00                 34          8,938,935        2.38
275,000.01 -   300,000.00                 37         10,678,949        2.84
300,000.01 -   325,000.00                 19          6,017,006        1.60
325,000.01 -   350,000.00                 16          5,406,055        1.44
350,000.01 -   400,000.00                 10          3,759,229        1.00
400,000.01 -   450,000.00                  3          1,337,174        0.36
----------------------------           -----        -----------       -----
Total:                                 4,023        375,719,436         100
----------------------------           -----        -----------       -----
Min:  11,000.00
Max:  449,846.40
Average:   93,392.85
----------------------------           -----        -----------       -----


[LOGO] Merrill Lynch                    29
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
--------------------------------------------------------------------------------
                             Computational Materials

Adjustable Rate Collateral




                                                      Outstanding       Pct.
Range of                                               Principal         of
Current Coupons                         Count           Balance         Total
----------------------------            -----         -----------       -----
 6.01 -    7.00                             3             476,886        0.13
 7.01 -    8.00                            44           5,286,570        1.41
 8.01 -    9.00                           316          35,342,976        9.41
 9.01 -   10.00                         1,016         110,762,435       29.48
10.01 -   11.00                         1,464         136,489,769       36.33
11.01 -   12.00                           868          67,016,617       17.84
12.01 -   13.00                           228          15,673,814        4.17
13.01 -   14.00                            54           3,146,910        0.84
14.01 -   15.00                            24           1,253,482        0.33
15.01 -   16.00                             6             269,979        0.07
----------------------------            -----         -----------       -----
Total:                                  4,023         375,719,436         100
----------------------------            -----         -----------       -----
Min:    6.25
Max:   15.90
WAC:   10.36
----------------------------            -----         -----------       -----


Range of                                              Outstanding        Pct.
Original                                                Principal          of
Terms to Maturity                       Count             Balance       Total
----------------------------            -----         -----------       -----

  0- 120                                    1              26,873        0.01
121- 180                                   10             917,376        0.24
181- 240                                    1              91,800        0.02
301- 360                                4,011         374,683,388       99.72
----------------------------            -----         -----------       -----
Total:                                  4,023         375,719,436         100
----------------------------            -----         -----------       -----
Min:   120
Max:  360
Weighted Average:  359.51
----------------------------            -----         -----------       -----



[LOGO] Merrill Lynch                    30
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Adjustable Rate Collateral


Range of                                     Outstanding       Pct.
Remaining                                      Principal         of
Terms to Maturity                 Count          Balance      Total
--------------------              -----      -----------     ------
  0 - 120                             1           26,873       0.01
121 - 180                            10          917,376       0.24
181 - 240                             1           91,800       0.02
301 - 360                          4011      374,683,388      99.72
--------------------              -----      -----------     ------
Total:                            4,023      375,719,437     100.00
--------------------              -----      -----------     ------
Min:   119
Max:  360
Weighted Average:  358.42
--------------------              -----      -----------     ------


                                             Outstanding       Pct.
Range of                                      Principal         of
Seasoning                         Count        Balance        Total
----------------------------      -----      -----------      -----
0 -   1                           2,812      266,161,203      70.84
2 -  12                           1,209      109,222,843      29.07
13 >=                                 2          335,391       0.09
----------------------------      -----      -----------      -----
Total:                            4,023      375,719,436        100
----------------------------      -----      -----------      -----
Min: 0
Max:  16
Weighted Average:  1.09
----------------------------      -----      -----------     -----


[LOGO] Merrill Lynch                    31
================================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Adjustable Rate Collateral

                                               Outstanding       Pct.
Range of                                         Principal         of
Original LTV                          Count        Balance      Total
----------------------------          -----    -----------      -----
10.01 -   15.00                           1         19,994       0.01
15.01 -   20.00                           4        157,348       0.04
20.01 -   25.00                          10        248,781       0.07
25.01 -   30.00                          11        567,054       0.15
30.01 -   35.00                          11        847,612       0.23
35.01 -   40.00                          36      1,673,507       0.45
40.01 -   45.00                          43      2,633,958       0.70
45.01 -   50.00                          84      5,123,009       1.36
50.01 -   55.00                          73      4,713,935       1.25
55.01 -   60.00                         146     10,949,272       2.91
60.01 -   65.00                         258     20,357,868       5.42
65.01 -   70.00                         407     34,895,791       9.29
70.01 -   75.00                         678     60,792,554      16.18
75.01 -   80.00                       1,061    101,262,305      26.95
80.01 >=                              1,200    131,476,450      34.99
----------------------------          -----    -----------      -----
Total:                                4,023    375,719,436        100
----------------------------          -----    -----------      -----
Min:   10.58
Max:   100.00
Weighted Average:   77.46
----------------------------          -----    -----------      -----


[LOGO] Merrill Lynch                    32
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================

                             Computational Materials

Adjustable Rate Collateral

Range of                                                Outstanding       Pct.
Debt to Income                                           Principal         of
Ratio                                     Count           Balance         Total
----------------------------              -----         -----------       -----
 0.01 -    5.00                              1             200,000        0.05
 5.01 -   10.00                              25           1,462,797        0.39
10.01 -   15.00                              64           4,198,486        1.12
15.01 -   20.00                             162           1,0361477        2.76
20.01 -   25.00                             259          19,774,899        5.26
25.01 -   30.00                             366          27,386,133        7.29
30.01 -   35.00                             514          45,686,207       12.16
35.01 -   40.00                             615          55,284,786       14.71
40.01 -   45.00                             742          75,479,857       20.09
45.01 -   50.00                             948          97,521,497       25.96
50.01 -   55.00                             282          32,414,604        8.63
55.01 -   60.00                              42           5,698,297        1.52
60.01 -   65.00                               2             153,438        0.04
65.01 -   70.00                               1              96,958        0.03
----------------------------              -----         -----------       -----
Total:                                    4,023         375,719,436         100
----------------------------              -----         -----------       -----
Min:   2.00
Max:  74.00
Weighted Average:   40.12
----------------------------              -----         -----------       -----


                                                        Outstanding        Pct.
                                                          Principal          of
Days Delinquent                           Count             Balance       Total
----------------------------              -----         -----------       -----
0-29                                      4,005         374,318,170       99.63
30-59                                        11             721,040        0.19
60-89                                         7             680,227        0.18
----------------------------              -----         -----------       -----
Total:                                    4,023         375,719,436         100
----------------------------              -----         -----------       -----


                                                        Outstanding        Pct.
                                                          Principal          of
Index Type                                Count             Balance       Total
----------------------------              -----         -----------       -----
Libor - 6 Month                           4,023         375,719,436         100
----------------------------              -----         -----------       -----


[LOGO] Merrill Lynch                    33
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Total:                                    4,023         375,719,436         100
----------------------------              -----         -----------       -----






[LOGO] Merrill Lynch                    34
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Adjustable Rate Collateral

                                                         Outstanding        Pct.
                                                           Principal          of
Product Type                               Count             Balance       Total
----------------------------               -----         -----------       -----
ARM - 6 Month                                720          70,212,865       18.68
ARM - 2 Year/6Month                        2,802         256,186,748       68.19
ARM - 3 Year/6 Month                         501          49,319,823       13.13
----------------------------               -----         -----------       -----
Total:                                     4,023         375,719,436         100
----------------------------               -----         -----------       -----


                                                         Outstanding        Pct.
                                                           Principal          of
Lien Position                              Count             Balance       Total
----------------------------               -----         -----------       -----
1st Lien                                   4,023         375,719,436         100
----------------------------               -----         -----------       -----
Total:                                     4,023         375,719,436         100
----------------------------               -----         -----------       -----



                                                         Outstanding        Pct.
                                                           Principal          of
Balloon                                    Count             Balance       Total
----------------------------               -----         -----------       -----
Balloon                                        2             243,784        0.06
Non-Balloon                                4,021         375,475,653       99.94
----------------------------               -----         -----------       -----
Total:                                     4,023         375,719,436         100
----------------------------               -----         -----------       -----


                                                         Outstanding        Pct.
Property                                                   Principal          of
Type                                       Count             Balance       Total
----------------------------               -----         -----------       -----
Single Family Detached                     3,544         329,668,444       87.74
2-4 Family                                   151          12,939,639        3.45
PUD                                          141          18,994,442        5.06
Manufactured Housing                          90           6,507,713        1.73
Condo                                         66           5,487,240        1.46
Single Family Attached                        31           2,121,958        0.56
----------------------------               -----         -----------       -----
Total:                                     4,023         375,719,436         100
----------------------------               -----         -----------       -----


[LOGO] Merrill Lynch                    35
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Adjustable Rate Collateral

                                                         Outstanding        Pct.
                                                           Principal          of
Loan Purpose                               Count             Balance       Total
----------------------------               -----         -----------       -----
Debt Consolidation                         2,181         192,082,399       51.12
Purchase                                   1,187         122,438,887       32.59
Debt Cons. & Home Improv.                     92           8,116,583        2.16
Other                                        500          49,054,610       13.06
Home Improvement                              63           4,026,958        1.07
----------------------------               -----         -----------       -----
Total:                                     4,023         375,719,436         100
----------------------------               -----         -----------       -----




                                                         Outstanding        Pct.
Occupancy                                                  Principal          of
Status                                     Count             Balance       Total
----------------------------               -----         -----------       -----
Owner Occupied                             3,786         358,320,871       95.37
Investor Owned                               237          17,398,565        4.63
----------------------------               -----         -----------       -----
Total:                                     4,023         375,719,436         100
----------------------------               -----         -----------       -----



                                                         Outstanding        Pct.
                                                           Principal          of
Documentation Level                        Count             Balance       Total
----------------------------               -----         -----------       -----
Full Doc -Asset and Income                 3,337         304,853,955       81.14
No Income Verifier                           328          36,142,514        9.62
No Documentation                             357          34,571,746        9.20
Mixed Use                                      1             151,222        0.04
----------------------------               -----         -----------       -----
Total:                                     4,023         375,719,436         100
----------------------------               -----         -----------       -----


[LOGO] Merrill Lynch                    36
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Adjustable Rate Collateral

                                                         Outstanding        Pct.
                                                           Principal          of
States                                     Count             Balance       Total
--------------------                       -----         -----------       -----
Arkansas                                       5             376,797        0.10
Arizona                                      180          16,289,949        4.34
California                                   491          64,638,308       17.20
Colorado                                     191          20,500,899        5.46
Connecticut                                   43           4,011,143        1.07
District of Columbia                           4             347,764        0.09

Delaware                                       5             465,596        0.12
Florida                                      163          15,656,583        4.17
Georgia                                       62           6,282,146        1.67
Hawaii                                        40           6,556,259        1.74
Iowa                                          18             955,863        0.25
Idaho                                         29           2,322,035        0.62
Illinois                                     122          10,076,618        2.68
Indiana                                       87           5,224,992        1.39
Kansas                                        27           2,171,551        0.58
Kentucky                                      37           2,321,915        0.62
Louisiana                                     16           1,218,380        0.32
Massachusetts                                 70           8,405,300        2.24
Maryland                                      39           4,453,965        1.19
Maine                                          7             984,598        0.26
Michigan                                     669          45,802,339       12.19
Minnesota                                     83           6,427,927        1.71
Missouri                                      92           5,844,797        1.56
Mississippi                                    8             691,177        0.18
Montana                                        8             885,658        0.24
North Carolina                                63           4,209,587        1.12
North Dakota                                   2              78,100        0.02
Nebraska                                      15             833,921        0.22
New Hampshire                                  1              58,207        0.02
New Jersey                                    17           2,342,272        0.62
New Mexico                                    88           8,036,684        2.14
Nevada                                        69           8,678,151        2.31
New York                                      23           2,401,998        0.64
Ohio                                         284          21,696,145        5.77
Oklahoma                                      19           1,259,832        0.34
Oregon                                       125          13,144,396        3.50
Pennsylvania                                  72           5,492,237        1.46
Rhode Island                                  20           1,658,997        0.44
South Carolina                                25           1,650,275        0.44
South Dakota                                   4             260,698        0.07
Tennessee                                     29           2,291,993        0.61
Texas                                        169          18,011,346        4.79
Utah                                         196          22,075,501        5.88


[LOGO] Merrill Lynch                    37
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Adjustable Rate Collateral


                                                         Outstanding        Pct.
                                                           Principal          of
States                                     Count             Balance       Total
----------------------------               -----         -----------        ----
Virginia                                      22           2,317,303        0.62
Vermont                                        1             205,000        0.05
Washington                                   213          21,395,266        5.69
Wisconsin                                     63           4,292,132        1.14
West Virginia                                  3             225,506        0.06
Wyoming                                        4             191,331        0.05
                                           -----         -----------        ----
Total:                                     4,023         375,719,436         100
----------------------------               -----         -----------        ----


[LOGO] Merrill Lynch                    38
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Adjustable Rate Collateral

                                                         Outstanding        Pct.
                                                           Principal          of
Credit Rating                              Count             Balance       Total
----------------------------               -----         -----------       -----
A                                          1,986         208,488,805       55.49
B                                          1,131         102,809,835       27.36
C                                            743          54,444,704       14.49
D                                            162           9,824,870        2.62
M                                              1             151,222        0.04
----------------------------               -----         -----------       -----
Total:                                     4,023         375,719,436         100
----------------------------               -----         -----------       -----



                                                         Outstanding        Pct.
Range of                                                   Principal          of
Margins                                    Count             Balance       Total
----------------------------               -----         -----------       -----
0.00  -   0.99                                 2             119,126        0.03
3.00 -    3.99                                18           1,776,135        0.47
4.00 -    4.99                               189          20,649,549        5.50

5.00 -    5.99                              1272         136,046,210       36.21
6.00 -    6.99                              1558         142,379,427       37.90
7.00 -    7.99                               761          59,006,261       15.70
8.00 -    8.99                               178          12,619,495        3.36
9.00 -    9.99                                39           2,660,280        0.71
10.00 -  10.99                                 5             411,017        0.11
11.00 -  11.99                                 1              51,935        0.01
----------------------------               -----         -----------       -----
Total:                                     4,023         375,719,436         100
----------------------------               -----         -----------       -----
Min:   0.45
Max:   11.85
Weighted Average:   6.24
----------------------------               -----         -----------       -----


[LOGO] Merrill Lynch                    39
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Adjustable Rate Collateral

Initial                                                  Outstanding        Pct.
Periodic                                                   Principal          of
Cap                                        Count             Balance       Total
----------------------------               -----         -----------       -----
1.000                                        712          69,049,885       18.38
1.500                                         15           1,749,631        0.47
2.000                                         60           6,425,826        1.71
3.000                                       3194         294,345,073       78.34
5.000                                          1              57,000        0.02
6.000                                         26           2,642,783        0.70
7.000                                         15           1,449,238        0.39
----------------------------               -----         -----------       -----
Total:                                     4,023         375,719,436         100
----------------------------               -----         -----------       -----
Min:   1.00
Max:   7.00
Weighted Average:  2.645
----------------------------               -----         -----------       -----



                                                         Outstanding        Pct.

Periodic                                                   Principal          of
Rate Cap                                   Count             Balance       Total
----------------------------               -----         -----------       -----
1.00                                        3539         327,320,939       87.12
1.50                                         475          47,595,473       12.67
2.00                                           2             321,540        0.09
3.00                                           6             421,574        0.11
6.00                                           1              59,909        0.02
----------------------------               -----         -----------       -----
Total:                                     4,023         375,719,436         100
----------------------------               -----         -----------       -----
Min: 1.000
Max: 6.000
Weighted Average: 1.067
----------------------------               -----         -----------       -----


[LOGO] Merrill Lynch                    40
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Adjustable Rate Collateral

                                                         Outstanding        Pct.
                                                           Principal          of
Maximum Rate                               Count             Balance       Total
----------------------------               -----         -----------       -----
11.01 -   12.00                                1             277,184        0.07
12.01 -   13.00                                0                   0         0.0
13.01 -   14.00                               27           3,060,306        0.81
14.01 -   15.00                              200          21,935,347        5.84
15.01 -   16.00                              845          93,039,075       24.76
16.01 -   17.00                             1460         139,962,331       37.25
17.01 -   18.00                              991          80,793,212       21.50
18.01 -   19.00                              360          26,768,923        7.12
19.01 -   20.00                               99           7,712,029        2.05
20.01 -   21.00                               29           1,632,013        0.43
21.01 -   22.00                                8             350,575        0.09
22.01 -   23.00                                3             188,441        0.05
----------------------------               -----         -----------       -----
Total:                                     4,023         375,719,436         100
----------------------------               -----         -----------       -----
Min:  11.88
Max: 22.90

Weighted Average: 16.64
----------------------------               -----         -----------       -----

[LOGO] Merrill Lynch                    41
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Adjustable Rate Collateral



                                                         Outstanding        Pct.
                                                           Principal          of
Minimum Rate                               Count             Balance       Total
----------------------------               -----         -----------       -----
<          0.01                                2             106,383        0.03
2.01 -     3.00                                1             277,184        0.07
3.01 -     4.00                                2             228,650        0.06
4.01 -     5.00                                2             211,606        0.06
5.01 -     6.00                                7             594,400        0.16
6.01 -     7.00                                9           1,105,080        0.29
7.01 -     8.00                               50           5,530,357        1.47
8.01 -     9.00                              320          35,650,193        9.49
9.01 -    10.00                             1015         110,651,102       29.45
10.01 -   11.00                             1448         134,929,945       35.91
11.01 -   12.00                              863          66,776,228       17.77
12.01 -   13.00                              223          15,289,268        4.07
13.01 -   14.00                               51           2,845,579        0.76
14.01 -   15.00                               24           1,253,482        0.33
15.01 -   16.00                                6             269,979        0.07
----------------------------               -----         -----------       -----
Total:                                     4,023         375,719,436         100
----------------------------               -----         -----------       -----
Min.0.00
Max:  15.90
Weighted Average: 10.32
----------------------------               -----         -----------       -----


[LOGO] Merrill Lynch                    42
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Adjustable Rate Collateral

Next Rate                                               Outstanding         Pct.
Adjustment                                                Principal           of
Date                                   Count                Balance        Total
----------------------------           -----            -----------        -----
1997-10                                   28              2,100,765         0.56
1997-11                                   71              6,220,519         1.66
1997-12                                  176             18,250,036         4.86
1998-01                                  223             20,112,864         5.35
1998-02                                  159             17,326,311         4.61
1998-03                                   63              6,202,370         1.65
1999-01                                    3                280,340         0.07
1999-02                                    4                367,548         1.10
1999-03                                   12              1,823,627         0.49
1999-04                                   28              2,411,679         0.64
1999-05                                  141             11,090,567         2.95
1999-06                                  579             52,022,798        13.85
1999-07                                1,060             92,959,052        24.74
1999-08                                  779             75,784,729        20.17
1999-09                                  197             19,723,591         5.25
2000-03                                    1                 59,816         0.02
2000-04                                    3                230,617         0.06
2000-05                                   18              1,064,810         0.28
2000-06                                  101              9,531,083         2.54
2000-07                                  164             15,832,351         4.21
2000-08                                  152             14,960,262         3.98
2000-09                                   61              7,363,700         1.96

----------------------------           -----            -----------        -----
Total:                                 4,023            375,719,436          100
----------------------------           -----            -----------        -----
Min (in months): 1
Max:  36
Weighted Average:  20.41
----------------------------           -----            -----------        -----


[LOGO] Merrill Lynch                    43
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

TO MATURITY
-----------
Fixed Prepay               PPC 0%       PPC 50%      PPC 75%      PPC 100%     PPC 125%     PPC 135%     PPC 150%     PPC 200%
ARM Prepay                 CPR 0%       CPR 15%      CPR 20%      CPR 25%      CPR 30%      CPR 35%      CPR 40%      CPR 50%

Class A-1
Avg. Life                   5.53         0.76         0.59         0.50         0.50         0.50         0.50         0.50
Start Prin                 10/97        10/97        10/97        10/97        10/97        10/97        10/97        10/97
End Prin                   10/07        02/99        10/98        08/98        08/98        08/98        08/98        08/98
Window (mos.)                121           17           13           11           11           11           11           11

Class A-2
Avg. Life                  12.22         1.94         1.42         1.15         1.15         1.15         1.15         1.15
Start Prin                 10/07        02/99        10/98        08/98        08/98        08/98        08/98        08/98
End Prin                   11/11        03/00        07/99        02/99        02/99        02/99        02/99        02/99
Window (mos.)                 50           14           10            7            7            7            7            7

Class A-3
Avg. Life                  14.76         3.61         2.58         2.04         2.04         2.04         2.04         1.98
Start Prin                 11/11        03/00        07/99        02/99        02/99        02/99        02/99        02/99
End Prin                   07/12        08/02        03/01        06/00        06/00        06/00        06/00        04/00
Window (mos.)                  9           30           21           17           17           17           17           15

Class A-4
Avg. Life                  14.81         5.34         3.79         3.04         3.04         3.04         3.04         2.77
Start Prin                 07/12        08/02        03/01        06/00        06/00        06/00        06/00        04/00
End Prin                   07/12        07/03        11/01        03/01        03/01        03/01        03/01        12/00
Window (mos.)                  1           12            9           10           10           10           10            9



[LOGO] Merrill Lynch                   44
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

TO MATURITY
-----------
Fixed Prepay               PPC 0%       PPC 50%      PPC 75%      PPC 100%     PPC 125%     PPC 135%     PPC 150%     PPC 200%
ARM Prepay                 CPR 0%       CPR 15%      CPR 20%      CPR 25%      CPR 30%      CPR 35%      CPR 40%      CPR 50%

Class A-5
Avg. Life                  14.82         6.58         4.68         4.05         4.05         4.05         4.05         3.79
Start Prin                 07/12        07/03        11/01        03/01        03/01        03/01        03/01        12/00
End Prin                   10/12        02/05        01/03        07/02        07/02        07/02        07/02        03/02
Window (mos.)                  4           20           15           17           17           17           17           16

Class A-6
Avg. Life                  15.56         7.68         5.47         5.09         5.09         5.09         5.09         4.77
Start Prin                 10/12        02/05        01/03        07/02        07/02        07/02        07/02        03/02
End Prin                   09/13        09/05        05/03        03/03        03/03        03/03        03/03        11/02
Window (mos.)                 12            8            5            9            9            9            9            9

Class A-7
Avg. Life                  17.16         8.70         6.97         6.95         6.95         6.95         6.95         6.57
Start Prin                 09/13        09/05        05/03        03/03        03/03        03/03        03/03        11/02
End Prin                   09/16        12/07        12/07        12/07        12/07        12/07        12/07        08/07
Window (mos.)                 37           28           56           58           58           58           58           58

Class A-8
Avg. Life                  21.95        10.77         7.26         4.13         1.25         0.74         0.52         0.31
Start Prin                 09/16        02/07        08/03        10/97        10/97        10/97        10/97        10/97
End Prin                   02/22        01/10        05/06        07/03        10/00        03/99        09/98        04/98
Window (mos.)                 66           36           34           70           37           18           12            7

Class B-1F
Avg. Life                  21.50        10.93         8.24         6.35         5.14         4.69         4.25         3.51
Start Prin                 07/12        10/03        `01/02       01/01        10/00        10/00        10/00        10/00
End Prin                   04/26        07/12        04/12        02/09        12/06        02/06        02/05        02/03
Window (mos.)                166          106          124           98           75           65           53           29



[LOGO] Merrill Lynch                  45
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

TO CALL
-------
Fixed Prepay               PPC 0%       PPC 50%      PPC 75%      PPC 100%     PPC 125%     PPC 135%     PPC 150%     PPC 200%
ARM Prepay                 CPR 0%       CPR 15%      CPR 20%      CPR 25%      CPR 30%      CPR 35%      CPR 40%      CPR 50%

Class A-5
Avg. Life                  14.82         6.58         4.68         4.05         4.05         4.05         4.05         3.79
Start Prin                 07/12        07/03        11/01        03/01        03/01        03/01        03/01        12/00
End Prin                   10/12        02/05        01/03        07/02        07/02        07/02        07/02        02/02
Window (mos.)                  4           20           15           17           17           17           17           15

Class A-6
Avg. Life                  15.56         7.68         5.47         5.09         5.09         5.09         5.09         4.39
Start Prin                 10/12        02/05        01/03        07/02        07/02        07/02        07/02        02/02
End Prin                   09/13        09/05        05/03        03/03        03/03        03/03        03/03        02/02
Window (mos.)                 12            8            5            9            9            9            9            1

Class A-7
Avg. Life                  17.16         8.70         6.97         6.93         6.66         6.40         5.96         4.39
Start Prin                 09/13        09/05        05/03        03/03        03/03        03/03        03/03        02/02
End Prin                   09/16        12/07        12/07        02/07        04/05        07/04        10/03        02/02
Window (mos.)                 37           28           56           48           26           17            8            1

Class A-8
Avg. Life                  21.95        10.77         7.26         4.13         1.25         0.74         0.52         0.31
Start Prin                 09/16        02/07        08/03        10/97        10/97        10/97        10/97        10/97
End Prin                   02/22        01/10        05/06        07/03        10/00        03/99        09/98        04/98
Window (mos.)                 66           36           34           70           37           18           12            7

Class B-1F
Avg. Life                  21.43        10.93         8.10         6.24         5.05         4.60         4.18         3.45
Start Prin                 07/12        10/03        `01/02       01/01        10/00        10/00        10/00        10/00
End Prin                   03/25        07/12        10/09        02/07        04/05        07/04        10/03        02/02
Window (mos.)                153          106           94           74           55           46           37           17



[LOGO] Merrill Lynch                   46
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[LOGO] Merrill Lynch                   47
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class A-1
To Maturity

FRM                        0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                        0% CPR       15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                        88           30            5            0            0            0            0            0
9/99                        82            0            0            0            0            0            0            0
9/00                        75            0            0            0            0            0            0            0
9/01                        68            0            0            0            0            0            0            0
9/02                        59            0            0            0            0            0            0            0
9/03                        50            0            0            0            0            0            0            0
9/04                        39            0            0            0            0            0            0            0
9/05                        27            0            0            0            0            0            0            0
9/06                        14            0            0            0            0            0            0            0

9/07                         0            0            0            0            0            0            0            0
9/08                         0            0            0            0            0            0            0            0
9/09                         0            0            0            0            0            0            0            0
9/10                         0            0            0            0            0            0            0            0
9/11                         0            0            0            0            0            0            0            0
9/12                         0            0            0            0            0            0            0            0
9/13                         0            0            0            0            0            0            0            0
9/14                         0            0            0            0            0            0            0            0
9/15                         0            0            0            0            0            0            0            0
9/16                         0            0            0            0            0            0            0            0
9/17                         0            0            0            0            0            0            0            0
9/18                         0            0            0            0            0            0            0            0
9/19                         0            0            0            0            0            0            0            0
9/20                         0            0            0            0            0            0            0            0
9/21                         0            0            0            0            0            0            0            0
9/22                         0            0            0            0            0            0            0            0
9/23                         0            0            0            0            0            0            0            0
9/24                         0            0            0            0            0            0            0            0
9/25                         0            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
WAL                       5.53         0.76         0.59         0.50         0.50         0.50         0.50         0.50



[LOGO] Merrill Lynch                   48
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class A-2
To Maturity
FRM                        0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                        0% CPR       15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                       100          100          100           74           74           74           74           74
9/99                       100           42            0            0            0            0            0            0
9/00                       100            0            0            0            0            0            0            0
9/01                       100            0            0            0            0            0            0            0
9/02                       100            0            0            0            0            0            0            0

9/03                       100            0            0            0            0            0            0            0
9/04                       100            0            0            0            0            0            0            0
9/05                       100            0            0            0            0            0            0            0
9/06                       100            0            0            0            0            0            0            0
9/07                       100            0            0            0            0            0            0            0
9/08                        80            0            0            0            0            0            0            0
9/09                        57            0            0            0            0            0            0            0
9/10                        31            0            0            0            0            0            0            0
9/11                         3            0            0            0            0            0            0            0
9/12                         0            0            0            0            0            0            0            0
9/13                         0            0            0            0            0            0            0            0
9/14                         0            0            0            0            0            0            0            0
9/15                         0            0            0            0            0            0            0            0
9/16                         0            0            0            0            0            0            0            0
9/17                         0            0            0            0            0            0            0            0
9/18                         0            0            0            0            0            0            0            0
9/19                         0            0            0            0            0            0            0            0
9/20                         0            0            0            0            0            0            0            0
9/21                         0            0            0            0            0            0            0            0
9/22                         0            0            0            0            0            0            0            0
9/23                         0            0            0            0            0            0            0            0
9/24                         0            0            0            0            0            0            0            0
9/25                         0            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
WAL                      12.22         1.94         1.42         1.15         1.15         1.15         1.15         1.15



[LOGO] Merrill Lynch                   49
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class A-3
To Maturity
FRM                        0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                        0% CPR       15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                       100          100          100          100          100          100          100          100

9/99                       100          100           85           50           50           50           50           47
9/00                       100           75           24            0            0            0            0            0
9/01                       100           32            0            0            0            0            0            0
9/02                       100            0            0            0            0            0            0            0
9/03                       100            0            0            0            0            0            0            0
9/04                       100            0            0            0            0            0            0            0
9/05                       100            0            0            0            0            0            0            0
9/06                       100            0            0            0            0            0            0            0
9/07                       100            0            0            0            0            0            0            0
9/08                       100            0            0            0            0            0            0            0
9/09                       100            0            0            0            0            0            0            0
9/10                       100            0            0            0            0            0            0            0
9/11                       100            0            0            0            0            0            0            0
9/12                         0            0            0            0            0            0            0            0
9/13                         0            0            0            0            0            0            0            0
9/14                         0            0            0            0            0            0            0            0
9/15                         0            0            0            0            0            0            0            0
9/16                         0            0            0            0            0            0            0            0
9/17                         0            0            0            0            0            0            0            0
9/18                         0            0            0            0            0            0            0            0
9/19                         0            0            0            0            0            0            0            0
9/20                         0            0            0            0            0            0            0            0
9/21                         0            0            0            0            0            0            0            0
9/22                         0            0            0            0            0            0            0            0
9/23                         0            0            0            0            0            0            0            0
9/24                         0            0            0            0            0            0            0            0
9/25                         0            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
WAL                      14.76         3.61         2.58         2.04         2.04         2.04         2.04         1.98



[LOGO] Merrill Lynch                   50
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class A-4
To Maturity


FRM                        0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                        0% CPR       15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                       100          100          100          100          100          100          100          100
9/99                       100          100          100          100          100          100          100          100
9/00                       100          100          100           40           40           40           40            2
9/01                       100          100           18            0            0            0            0            0
9/02                       100           84            0            0            0            0            0            0
9/03                       100            0            0            0            0            0            0            0
9/04                       100            0            0            0            0            0            0            0
9/05                       100            0            0            0            0            0            0            0
9/06                       100            0            0            0            0            0            0            0
9/07                       100            0            0            0            0            0            0            0
9/08                       100            0            0            0            0            0            0            0
9/09                       100            0            0            0            0            0            0            0
9/10                       100            0            0            0            0            0            0            0
9/11                       100            0            0            0            0            0            0            0
9/12                         0            0            0            0            0            0            0            0
9/13                         0            0            0            0            0            0            0            0
9/14                         0            0            0            0            0            0            0            0
9/15                         0            0            0            0            0            0            0            0
9/16                         0            0            0            0            0            0            0            0
9/17                         0            0            0            0            0            0            0            0
9/18                         0            0            0            0            0            0            0            0
9/19                         0            0            0            0            0            0            0            0
9/20                         0            0            0            0            0            0            0            0
9/21                         0            0            0            0            0            0            0            0
9/22                         0            0            0            0            0            0            0            0
9/23                         0            0            0            0            0            0            0            0
9/24                         0            0            0            0            0            0            0            0
9/25                         0            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
WAL                      14.81         5.34         3.79         3.04         3.04         3.04         3.04         2.77



[LOGO] Merrill Lynch                   51
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Decrement Tables: Class A-5
To Maturity
FRM                        0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                        0% CPR       15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                       100          100          100          100          100          100          100          100
9/99                       100          100          100          100          100          100          100          100
9/00                       100          100          100          100          100          100          100          100
9/01                       100          100          100           50           50           50           50           30
9/02                       100          100           21            0            0            0            0            0
9/03                       100           86            0            0            0            0            0            0
9/04                       100           23            0            0            0            0            0            0
9/05                       100            0            0            0            0            0            0            0
9/06                       100            0            0            0            0            0            0            0
9/07                       100            0            0            0            0            0            0            0
9/08                       100            0            0            0            0            0            0            0
9/09                       100            0            0            0            0            0            0            0
9/10                       100            0            0            0            0            0            0            0
9/11                       100            0            0            0            0            0            0            0
9/12                         2            0            0            0            0            0            0            0
9/13                         0            0            0            0            0            0            0            0
9/14                         0            0            0            0            0            0            0            0
9/15                         0            0            0            0            0            0            0            0
9/16                         0            0            0            0            0            0            0            0
9/17                         0            0            0            0            0            0            0            0
9/18                         0            0            0            0            0            0            0            0
9/19                         0            0            0            0            0            0            0            0
9/20                         0            0            0            0            0            0            0            0
9/21                         0            0            0            0            0            0            0            0
9/22                         0            0            0            0            0            0            0            0
9/23                         0            0            0            0            0            0            0            0
9/24                         0            0            0            0            0            0            0            0
9/25                         0            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
WAL                      14.82         6.58         4.68         4.05         4.05         4.05         4.05         3.79



[LOGO] Merrill Lynch                   52
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class A-6
To Maturity
FRM                        0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                        0% CPR       15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                       100          100          100          100          100          100          100          100
9/99                       100          100          100          100          100          100          100          100
9/00                       100          100          100          100          100          100          100          100
9/01                       100          100          100          100          100          100          100          100
9/02                       100          100          100           61           61           61           61           13
9/03                       100          100            0            0            0            0            0            0
9/04                       100          100            0            0            0            0            0            0
9/05                       100            0            0            0            0            0            0            0
9/06                       100            0            0            0            0            0            0            0
9/07                       100            0            0            0            0            0            0            0
9/08                       100            0            0            0            0            0            0            0
9/09                       100            0            0            0            0            0            0            0
9/10                       100            0            0            0            0            0            0            0
9/11                       100            0            0            0            0            0            0            0
9/12                       100            0            0            0            0            0            0            0
9/13                         0            0            0            0            0            0            0            0
9/14                         0            0            0            0            0            0            0            0
9/15                         0            0            0            0            0            0            0            0
9/16                         0            0            0            0            0            0            0            0
9/17                         0            0            0            0            0            0            0            0
9/18                         0            0            0            0            0            0            0            0
9/19                         0            0            0            0            0            0            0            0
9/20                         0            0            0            0            0            0            0            0
9/21                         0            0            0            0            0            0            0            0
9/22                         0            0            0            0            0            0            0            0
9/23                         0            0            0            0            0            0            0            0
9/24                         0            0            0            0            0            0            0            0
9/25                         0            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
WAL                      15.56         7.68         5.47         5.09         5.09         5.09         5.09         4.77



[LOGO] Merrill Lynch                   53
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class A-7
To Maturity
FRM                        0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                        0% CPR       15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                       100          100          100          100          100          100          100          100
9/99                       100          100          100          100          100          100          100          100
9/00                       100          100          100          100          100          100          100          100
9/01                       100          100          100          100          100          100          100          100
9/02                       100          100          100          100          100          100          100          100
9/03                       100          100           73           73           73           73           73           59
9/04                       100          100           40           40           40           40           40           30
9/05                       100           96           20           20           20           20           20           14
9/06                       100           27            8            8            8            8            8            5
9/07                       100            1            1            1            1            1            1            0
9/08                       100            0            0            0            0            0            0            0
9/09                       100            0            0            0            0            0            0            0
9/10                       100            0            0            0            0            0            0            0
9/11                       100            0            0            0            0            0            0            0
9/12                       100            0            0            0            0            0            0            0
9/13                       100            0            0            0            0            0            0            0
9/14                        50            0            0            0            0            0            0            0
9/15                        18            0            0            0            0            0            0            0
9/16                         0            0            0            0            0            0            0            0
9/17                         0            0            0            0            0            0            0            0
9/18                         0            0            0            0            0            0            0            0
9/19                         0            0            0            0            0            0            0            0
9/20                         0            0            0            0            0            0            0            0
9/21                         0            0            0            0            0            0            0            0
9/22                         0            0            0            0            0            0            0            0
9/23                         0            0            0            0            0            0            0            0
9/24                         0            0            0            0            0            0            0            0
9/25                         0            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
WAL                      17.16         8.70         6.97         6.95         6.95         6.95         6.95         6.57




[LOGO] Merrill Lynch                   54
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class A-8
To Maturity
FRM                        0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                        0% CPR       15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                       100          100          100           97           54           28            0            0
9/99                       100          100          100           96           19            0            0            0
9/00                       100          100          100           95            4            0            0            0
9/01                       100          100          100           56            0            0            0            0
9/02                       100          100          100           27            0            0            0            0
9/03                       100          100           95            0            0            0            0            0
9/04                       100          100           59            0            0            0            0            0
9/05                       100          100           22            0            0            0            0            0
9/06                       100          100            0            0            0            0            0            0
9/07                       100           76            0            0            0            0            0            0
9/08                       100           41            0            0            0            0            0            0
9/09                       100            8            0            0            0            0            0            0
9/10                       100            0            0            0            0            0            0            0
9/11                       100            0            0            0            0            0            0            0
9/12                       100            0            0            0            0            0            0            0
9/13                       100            0            0            0            0            0            0            0
9/14                       100            0            0            0            0            0            0            0
9/15                       100            0            0            0            0            0            0            0
9/16                       100            0            0            0            0            0            0            0
9/17                        86            0            0            0            0            0            0            0
9/18                        69            0            0            0            0            0            0            0
9/19                        51            0            0            0            0            0            0            0
9/20                        31            0            0            0            0            0            0            0
9/21                         8            0            0            0            0            0            0            0
9/22                         0            0            0            0            0            0            0            0
9/23                         0            0            0            0            0            0            0            0
9/24                         0            0            0            0            0            0            0            0
9/25                         0            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
WAL                      21.95        10.77         7.26         4.13         1.25         0.74         0.52         0.31




[LOGO] Merrill Lynch                   55
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class B1-F
To Maturity
FRM                        0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                        0% CPR       15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                       100          100          100          100          100          100          100          100
9/99                       100          100          100          100          100          100          100          100
9/00                       100          100          100          100          100          100          100          100
9/01                       100          100          100           84           66           57           47           19
9/02                       100          100           87           65           47           37           26            4
9/03                       100          100           72           51           30           21           12            0
9/04                       100           88           59           36           17           10            3            0
9/05                       100           77           49           24            8            2            0            0
9/06                       100           66           37           15            1            0            0            0
9/07                       100           58           27            7            0            0            0            0
9/08                       100           50           19            2            0            0            0            0
9/09                       100           41           12            0            0            0            0            0
9/10                       100           33            7            0            0            0            0            0
9/11                       100           25            2            0            0            0            0            0
9/12                        84            0            0            0            0            0            0            0
9/13                        77            0            0            0            0            0            0            0
9/14                        70            0            0            0            0            0            0            0
9/15                        65            0            0            0            0            0            0            0
9/16                        62            0            0            0            0            0            0            0
9/17                        59            0            0            0            0            0            0            0
9/18                        56            0            0            0            0            0            0            0
9/19                        52            0            0            0            0            0            0            0
9/20                        47            0            0            0            0            0            0            0
9/21                        41            0            0            0            0            0            0            0
9/22                        33            0            0            0            0            0            0            0
9/23                        25            0            0            0            0            0            0            0
9/24                        16            0            0            0            0            0            0            0

9/25                         6            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
WAL                      21.50        10.93         8.24         6.35         5.14         4.69         4.25         3.51



[LOGO] Merrill Lynch                   56
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Available Funds Cap
-------------------

        Period          Date             Coupon        Excess
        ------          ----             ------        ------
          1           10/15/97           10.006         3.139
          2           11/15/97           10.009         3.137
          3           12/15/97           10.016         3.134
          4            1/15/98           10.030         3.139
          5            2/15/98           10.048         3.146
          6            3/15/98           10.063         3.149
          7            4/15/98           10.069         3.140
          8            5/15/98           10.070         3.126
          9            6/15/98           10.073         3.112
          10           7/15/98           10.084         3.104
          11           8/15/98           10.098         3.099
          12           9/15/98           10.109         3.092
          13          10/15/98           10.113         3.078
          14          11/15/98           10.113         3.058
          15          12/15/98           10.112         3.038
          16           1/15/99           10.114         3.020
          17           2/15/99           10.118         3.003
          18           3/15/99           10.119         2.983
          19           4/15/99           10.119         2.962
          20           5/15/99           10.118         2.939
          21           6/15/99           10.117         2.916
          22           7/15/99           10.115         2.893
          23           8/15/99           10.366         3.120
          24           9/15/99           10.364         3.095
          25          10/15/99           10.361         3.068
          26          11/15/99           10.359         3.041

          27          12/15/99           10.357         3.013
          28           1/15/00           10.354         2.985
          29           2/15/00           10.352         2.956
          30           3/15/00           10.349         2.926


[LOGO] Merrill Lynch                   57
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Available Funds Cap
-------------------

       Period           Date             Coupon        Excess
       ------           ----             ------        ------
          31           4/15/00           10.437         4.000
          32           5/15/00           10.436         3.998
          33           6/15/00           10.436         3.997
          34           7/15/00           10.436         3.997
          35           8/15/00           10.478         4.040
          36           9/15/00           10.478         4.041
          37          10/15/00           10.477         4.042
          38          11/15/00           10.476         4.044
          39          12/15/00           10.476         4.033
          40           1/15/01           10.475         4.033
          41           2/15/01           10.475         4.035
          42           3/15/01           10.474         4.036
          43           4/15/01           10.474         4.040
          44           5/15/01           10.473         4.044
          45           6/15/01           10.473         4.049
          46           7/15/01           10.472         4.053
          47           8/15/01           10.471         4.057
          48           9/15/01           10.471         4.061
          49          10/15/01           10.470         4.065
          50          11/15/01           10.470         4.069
          51          12/15/01           10.469         4.072
          52          1/15/02            10.469         4.076


[LOGO] Merrill Lynch                   58
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Available Funds Cap
-------------------


        Period          Date             Coupon        Excess
        ------          ----             ------        ------
          53           2/15/02           10.468         4.079
          54           3/15/02           10.468         4.082
          55           4/15/02           10.467         4.086
          56           5/15/02           10.467         4.089
          57           6/15/02           10.466         4.091
          58           7/15/02           10.466         4.094
          59           8/15/02           10.465         4.098
          60           9/15/02           10.465         4.101
          61          10/15/02           10.464         4.105
          62          11/15/02           10.464         4.109
          63          12/15/02           10.463         4.113
          64           1/15/03           10.463         4.117
          65           2/15/03           10.462         4.120
          66           3/15/03           10.462         4.124
          67           4/15/03           10.461         4.130
          68           5/15/03           10.461         4.135
          69           6/15/03           10.460         4.141
          70           7/15/03           10.460         4.147
          71           8/15/03           10.459         4.154
          72           9/15/03           10.459         4.161
          73          10/15/03           10.458         4.167
          74          11/15/03           10.458         4.174
          75          12/15/03           10.457         4.181
          76           1/15/04           10.456         4.188
          77           2/15/04           10.456         4.195
          78           3/15/04           10.455         4.202
          79           4/15/04           10.455         4.209
          80           5/15/04           10.454         4.216
          81           6/15/04           10.454         4.223
          82           7/15/04           10.453         4.230


[LOGO] Merrill Lynch                    59
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Available Funds Cap
-------------------

      Period            Date            Coupon         Excess
      ------            ----            ------         ------
        83             8/15/04           10.453         4.236
        84             9/15/04           10.452         4.243
        85            10/15/04           10.452         4.250
        86            11/15/04           10.451         4.257
        87            12/15/04           10.451         4.264
        88             1/15/05           10.450         4.272
        89             2/15/05           10.449         4.279
        90             3/15/05           10.449         4.286
        91             4/15/05           10.448         4.293
        92             5/15/05           10.448         4.300
        93             6/15/05           10.447         4.308
        94             7/15/05           10.447         4.315
        95             8/15/05           10.446         4.323
        96             9/15/05           10.446         4.330
        97            10/15/05           10.445         4.338
        98            11/15/05           10.444         4.345
        99            12/15/05           10.444         4.353
       100             1/15/06           10.443         4.361
       101             2/15/06           10.443         4.369
       102             3/15/06           10.442         4.377
       103             4/15/06           10.441         4.386
       104             5/15/06           10.441         4.394
       105             6/15/06           10.440         4.403
       106             7/15/06           10.439         4.411
       107             8/15/06           10.439         4.420
       108             9/15/06           10.438         4.429
       109            10/15/06           10.437         4.438
       110            11/15/06           10.437         4.448
       111            12/15/06           10.436         4.457
       112             1/15/07           10.435         4.456


[LOGO] Merrill Lynch                    60
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Available Funds Cap
-------------------


      Period            Date             Coupon        Excess
      ------            ----             ------        ------
       113             2/15/07           10.435         4.461
       114             3/15/07           10.434         4.466
       115             4/15/07           10.434         4.471
       116             5/15/07           10.433         4.477
       117             6/15/07           10.432         4.482
       118             7/15/07           10.432         4.488
       119             8/15/07           10.431         4.493
       120             9/15/07           10.430         4.499
       121            10/15/07           10.430         4.504
       122            11/15/07           10.429         4.510
       123            12/15/07           10.428         4.516
       124             1/15/08           10.428         4.521
       125             2/15/08           10.427         4.520
       126             3/15/08           10.426         4.520
       127             4/15/08           10.425         4.519
       128             5/15/08           10.424         4.518
       129             6/15/08           10.424         4.517
       130             7/15/08           10.423         4.516
       131             8/15/08           10.422         4.516
       132             9/15/08           10.421         4.515
       133            10/15/08           10.420         4.514
       134            11/15/08           10.419         4.513
       135            12/15/08           10.418         4.512
       136             1/15/09           10.417         4.511
       137             2/15/09           10.416         4.510
       138             3/15/09           10.415         4.509
       139             4/15/09           10.414         4.508
       140             5/15/09           10.413         4.506
       141             6/15/09           10.412         4.505
       142             7/15/09           10.410         4.504


[LOGO] Merrill Lynch                   61
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Available Funds Cap
-------------------

      Period            Date             Coupon        Excess
      ------            ----             ------        ------
       143             8/15/09           10.409         4.503
       144             9/15/09           10.408         4.501
       145            10/15/09           10.406         4.500
       146            11/15/09           10.405         4.498
       147            12/15/09           10.403         4.497
       148             1/15/10           10.402         4.495
       149             2/15/10           10.400         4.494
       150             3/15/10           10.398         4.492
       151             4/15/10           10.396         4.490
       152             5/15/10           10.394         4.488
       153             6/15/10           10.392         4.486
       154             7/15/10           10.390         4.484
       155             8/15/10           10.388         4.482
       156             9/15/10           10.386         4.479
       157            10/15/10           10.383         4.477
       158            11/15/10           10.381         4.474
       159            12/15/10           10.378         4.471
       160             1/15/11           10.375         4.469
       161             2/15/11           10.372         4.465
       162             3/15/11           10.368         4.462
       163             4/15/11           10.365         4.458
       164             5/15/11           10.361         4.455
       165             6/15/11           10.357         4.451
       166             7/15/11           10.353         4.446
       167             8/15/11           10.348         4.442
       168             9/15/11           10.343         4.437
       169            10/15/11           10.338         4.431
       170            11/15/11           10.332         4.425
       171            12/15/11           10.325         4.419
       172             1/15/12           10.319         4.412
       173             2/15/12           10.311         4.405
       174             3/15/12           10.303         4.397
       175             4/15/12           10.294         4.388
       176             5/15/12           10.284         4.378
       177             6/15/12           10.273         4.367
       178             7/15/12           10.261         4.355


[LOGO] Merrill Lynch                   62
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[LOGO] Merrill Lynch                   63
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[LOGO] Merrill Lynch                   64
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.